                               CLARUS CORPORATION

                     AMENDMENT TO STOCK OPTION AGREEMENT[S]

     AMENDMENT TO STOCK OPTION AGREEMENT[S], made as of this ____ day of
________________, 2005, by and between Clarus Corporation, a Delaware corporation, having its principal office at One Landmark Square, 22nd Floor,
Stamford, Connecticut 06901 (the "Company"), and
____________________________________________ (the "Optionee").

         WHEREAS, the Company has previously granted to the Optionee options to purchase [: (i)] _____________ shares of Common Stock at an exercise price of
$_____ pursuant to the Stock Option Agreement, dated as of _________ ____
______, and of which ________________ options remain unvested [; (ii)
_____________ shares of Common Stock at an exercise price of $_____ pursuant to the Stock Option Agreement, dated as of _________ ____ ______, and of which
________________ options remain unvested] [insert other references as needed]
[in each case] entered into between the Company and _____________________
([collectively,] the "Stock Option Agreement[s]"; all such unvested options referred to herein as the "Unvested Options");

         NOW, THEREFORE, the parties agree as follows:

         1) The vesting date of the Unvested Options is hereby accelerated to
 December [___], 2005.

         2. The Stock Option Agreement[s] [is] [are] hereby amended to include the following provisions:

                  2.1. Confidentiality; Intellectual Property. For purposes of this Section 2.1, all references to the Company shall be deemed to include all of the Company's affiliates and subsidiaries.

                       2.1(a) Confidential Information. The Optionee
acknowledges that as a result of his/her employment with the Company and/or service as a Director of or consultant to the Company, the Optionee has and will continue to have knowledge of, and access to, proprietary and confidential information of the Company (in written, graphic, oral and/or other forms, and in electronic, magnetic, paper and other media), including, without limitation, information regarding the Company's assets, properties, business, plans, strategies, operations, business and product development, including without limitation, acquisitions and new lines of business, trade secrets, novel ideas, inventions, know-how, customers, business affiliates, techniques, training materials, algorithms, computer programs (including source code and object code), designs, formulas, test plans, data, analyses and results, services, costs, finances, financial statements and projections, financial and marketing information, markets, sales, vendors, suppliers, personnel, pricing policies, plans for future developments, acquisition or disposition strategies, specifications, technology, research and development, and other similar information in respect of the Company (collectively, the "Confidential
Information"), and that such information, even though it may be contributed to, developed or acquired by the Optionee, constitutes valuable, special and unique assets of the Company developed at great expense, which are the exclusive property of the Company. Accordingly, the Optionee shall not, at any time, either during or subsequent to the term of the Optionee's employment with the
Company and/or service as a Director of or consultant to the Company, use
(whether for personal gain or otherwise), reveal, report, publish, transfer or otherwise disclose to any person, corporation or other entity, any of the
Confidential Information without the prior written consent of the Company, except to responsible officers and employees of the Company and other responsible persons who are in a contractual or fiduciary relationship with the
Company who have a need for such information for purposes in the best interests of the Company, and except (i) for such information which is or becomes of general public knowledge from authorized sources other than the Optionee, or
(ii) as may be required by law, regulation, legal proceeding or court order. The
Optionee acknowledges that the Company would not enter into this Agreement or continue the Optionee's employment or consultancy with the Company without the assurance that all such Confidential Information will be used for the exclusive benefit of the Company.

                       2.1(b) Return of Confidential Information. Confidential
Information or other information relating to the Company's business or products which come into the possession of the Optionee shall remain the sole property of the Company, and shall not be copied, photocopied, reprinted or otherwise reproduced or disseminated by the Optionee except in the performance of the
Optionee's duties as an employee of the Company

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and/or a Director of or consultant to the Company and then only at the direction of the Company. Upon the earlier of the Company's request therefor, or the termination of the Optionee's employment by the Company and/or service as a
Director of or consultant to the Company, the Optionee shall return to the
Company all such information, and all copies, facsimiles, replicas, photocopies, and reproductions of them.

                  2.1(c) Intellectual Property.

                       (i) Optionee expressly agrees that any products, works of
authorship, deliverables, designs, processes, drawings or inventions produced by the Optionee at the request or on behalf of the Company (the "Materials") shall be the property of the Company. The Company shall own all right, title and interest in and to the Materials, and all additions to, deletions from, alterations of or revisions to, and each part thereof, including all tools and work in progress with respect thereto, and all other materials provided to the
Optionee by or at the expense of the Company. Without limiting the foregoing, the Optionee hereby acknowledges that the Optionee's work and services for the
Company and all results thereof are "works made for hire" for the Company as that term is defined by the Copyright Act of 1976, as amended (the "Copyright
Act"), and the Company shall own all right, title and interest therein. The
Company shall be considered the author of the Materials for purposes of copyright and shall own all the rights in and to the copyright to the Materials, and, as between Optionee and the Company, only the Company shall have the right to obtain copyright registration of the Materials which the Company may do in its name, its trade name or the name of its nominee. The Company shall have the sole and exclusive rights to do and authorize any and all of the acts set forth in Section 106 of the Copyright Act with respect to the Materials and any derivatives thereof, and to secure any extensions or renewals of such copyrights. Optionee retains no rights to the Materials and agrees not to challenge the validity of the Company's ownership of the Materials.

                       (ii) To the extent that the Materials are determined by a
court of competent jurisdiction or the Register of Copyrights not to be a work made for hire and/or for purposes of ownership of any inventions or patent rights in and to the Materials, the Optionee hereby irrevocably assigns, transfers, releases and conveys to the Company all right, title and interest
(including all patent, copyright, trade secret and trademark rights) of the
Optionee in and to the Materials. The rights hereby conveyed to the Company hereunder include without limitation all rights to any and all inventions relating to or described in the Materials. The Optionee further agrees to execute (and to cause its principals, employees and agents to execute) any and all documents deemed necessary or appropriate by the Company to effectuate a complete transfer of ownership of all rights in the Materials to the Company throughout the world.

                       (iii) The Optionee will promptly disclose to the Company
all Materials conceived, developed or acquired by the Optionee alone or with others during the term of the Optionee's employment with the Company and/or service as a Director of or consultant to the Company, whether or not conceived during regular working hours, through the use of Company time, material or facilities or otherwise. Without limiting the scope of this Section 2.1, all such Materials shall be the sole and exclusive property of the Company, and upon the Company's request, the Optionee shall deliver to the Company all drawings, models and other data and records relating to such Materials. In the event any such Materials shall be deemed by the Company to be patentable or copyrightable, the Optionee shall, at the expense of the Company, assist the Company in obtaining any patents or copyrights thereon and execute all documents and do all other things necessary or proper to obtain letters patent and copyright registrations and to vest the Company with full title thereto.

                       (iv) The Optionee irrevocably designates and appoints the
Company and each of its duly authorized officers or agents, individually, as the
Optionee's agent and attorney-in-fact, to act for and in the Optionee's behalf and stead to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights, or other rights or protection with the same force and effect as if executed and delivered by the Optionee.

                  2.2. Non-competition. For purposes of this Section 2.2, all references to the Company shall be deemed to include all of the Company's affiliates and subsidiaries. During the Restricted Period, the Optionee shall not, nor shall he permit any of the Optionee's employees, agents or others under the Optionee's control to, directly or indirectly, on behalf of himself/herself or any other person, (i) call upon, accept business from, or solicit the business of any person who is, or who had been at any time during the preceding two (2) years a customer of the

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Company or any successor to the business of the Company, or otherwise divert or attempt to divert any business from the Company or any such successor, or (ii)
directly or indirectly recruit or otherwise solicit or induce any person who is an employee of, or otherwise engaged by, the Company or any successor to the business of the Company to terminate his or her employment or other relationship with the Company or such successor, or hire any person who has left the employ of the Company or any such successor during the preceding two (2) years.
Optionee further agrees that if any such customer contacts the Optionee during the Restricted Period in respect of doing business with the Optionee, the
Optionee will advise such customer of the restrictions on the Optionee's ability to do business with such customer contained herein. The Optionee shall not at any time, directly or indirectly, use or purport to authorize any person to use any name, mark, logo, trade dress or other identifying words or images which are the same as or similar to those used at any time by the Company in connection with any product or service, whether or not such use would be in a business competitive with that of the Company. Any breach or violation by the Optionee of the provisions of this Section 2.2 shall toll the running of any time periods set forth in this Section 2.2 for the duration of any such breach or violation.

                  2.3. Remedies. The restrictions set forth in Sections 2.1 and
2.2 are considered by the Optionee to be fair and reasonable. The Optionee acknowledges that the restrictions contained in Sections 2.1 and 2.2 will not prevent the Optionee from earning a livelihood. The Optionee further acknowledges that the Company would be irreparably harmed and that monetary damages would not provide an adequate remedy in the event of a breach of the provisions of Sections 2.1 and 2.2. Accordingly, the Optionee agrees that, in addition to any other remedies available to the Company, the Company (i) shall be entitled to specific performance, injunction, and other equitable relief to secure the enforcement of such provisions, (ii) shall not be required to post bond in connection with seeking any such equitable remedies, and (iii) shall be entitled to receive reimbursement from the Optionee for all attorneys' fees and expenses incurred by the Company in enforcing such provisions. If any provisions of Sections 2.1, 2.2 or 2.3 relating to the time period, scope of activities or geographic area of restrictions is declared by a court of competent jurisdiction to exceed the maximum permissible time period, scope of activities or geographic area, the maximum time period, scope of activities or geographic area, as the case may be, shall be reduced to the maximum which such court deems enforceable.
If any provisions of Sections 2.1, 2.2 or 2.3 other than those described in the preceding sentence are adjudicated to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties.

                  2.4 Lock-up Release Schedule. Upon the exercise of any or all of the options covered by the Stock Option Agreement[s], the Optionee shall not sell, transfer, exchange, hypothecate, grant a security interest in, pledge or otherwise dispose of (collectively, "Transfer"), other than by will or by the laws of descent and distribution, the shares issued upon such exercise at any time, including subsequent to the termination of the Optionee's employment with the Company and/or service as a Director of or consultant to the Company, except in accordance with the following schedule:

                  LOCKUP                                     NUMBER OF               NUMBER OF           TOTAL NUMBER
                  RELEASE DATE                                    ISOS                  NQSO'S              OF SHARES
                --------------------------------    ------------------      -------------------    -------------------

                  <<Vestingdate1>>                           <<ISOs1>>               <<NQSOs1>>            <<Total_1>>
                  <<Vestingdate2>>                           <<ISOs2>>               <<NQSOs2>>            <<Total_2>>
                  <<Vestingdate3>>                           <<ISOs3>>               <<NQSOs3>>            <<Total_3>>
                  <<Vestingdate4>>                           <<ISOs4>>               <<NQSOs4>>            <<Total_4>>
                  <<Vestingdate5>>                           <<ISOs5>>               <<NQSOs5>>            <<Total_5>>
                                                    ------------------      -------------------    -------------------
                  <<Vestingdate6>>                           <<ISOs6>>               <<NQSOs6>>            <<Total_6>>
                                                    ------------------      -------------------    -------------------

                  TOTALS                                <<TOTAL_ISOS>>          <<TOTAL_NQSOS>>            <<AMOUNT OF
                                                                                                             OPTIONS>>
                                                    ==================      ===================    ===================

                  Notwithstanding the lock-up release schedule set forth above, such lock-up release schedule may be accelerated by the Committee in its sole discretion.

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                  2.5 Extension of Lock-up Upon Termination. (a) Upon the
Optionee's voluntary termination of employment with the Company and/or service as a Director of or consultant to the Company, except as a result of Optionee's death or disability, or upon the Optionee's termination by the Company for
Cause, any of the lock-up release periods set forth in Section 2.4 which, as of the Optionee's termination of employment with the Company and/or service as a
Director of or consultant to the Company, have not yet expired shall each be automatically extended an additional five (5) years from the lock-up release date(s) set forth in Section 2.4. Notwithstanding any extension of the lock-up release periods pursuant to this Section 2.5, any such lock-up release extension may be reduced by the Committee in its sole discretion.

                       (b) If the Optionee is terminated by the Company without
cause, then (i) the lock-up release periods set forth in Section 2.4 which have not expired prior to or as of the termination of employment shall each be automatically extended an additional five (5) years from the termination of employment, and (ii) the lock-up release periods set forth in Section 2.4 which have expired shall automatically be reinstated for a period commencing 3 months after the effective date of such termination and expiring five (5) years after such commencement date.

                       (c) If the Optionee's employment or other service to the
Company is terminated on account of the death or disability of the Optionee, then (i) the lock-up release periods set forth in Section 2.4 which have not expired prior to or as of the termination of employment shall each be automatically extended an additional five (5) years from the termination of employment, and (ii) the lock-up release periods set forth in Section 2.4 which have expired shall automatically be reinstated for a period commencing 12 months after the effective date of such termination and expiring five (5) years after such commencement date.

                       (d) Notwithstanding any extension of the lock-up release
periods pursuant to this Section 2.5, any such lock-up release extension may be reduced by the Committee in its sole discretion.

                  2.6 Acceleration of Lock-up Release Upon Change of Control. If
a Change of Control (as defined in the Stock Option Agreement[s]) would have resulted in an acceleration of vesting of the options without giving effect to this Amendment, then upon any such Change of Control, the lock-up periods set forth set forth in Sections 2.4 and 2.5 shall expire upon any such Change of
Control.

         3. Except as expressly amended by this Amendment, the Stock Option
Agreement[s] shall remain in full force and effect.

         4. This Amendment shall be governed by and construed in accordance with, and on the same basis as, the Stock Option Agreement[s] as set forth therein.

         5. This Amendment may be executed in any number of counterparts, but all of which together will constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS:]

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         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Amendment to Stock Option Agreement[s] as of the day and year first above written.

                                        CLARUS CORPORATION

                                        By:
                                                ---------------------------
                                                Name:
                                                              Title:

                                        OPTIONEE:

                                        -----------------------------------
                                        Name: